UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 25, 2013 (June 21, 2013)

TIER REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51293	68-0509956
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

17300 Dallas Parkway, Suite 1010, Dallas, Texas

74248

(Address of principal executive offices)

(Zip Code)

(972) 931-4300

(Registrant’s telephone number, including area code)

Behringer Harvard REIT I, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

At meetings of the Compensation Committee of the Board of Directors (the “Committee”) and the Board of Directors (the “Board”) of TIER REIT, Inc., a Maryland corporation (which may be referred to herein as the “Company,” “we,” “our” or “us”) held on June 21, 2013, the Committee and Board adopted a form of Restricted Stock Unit Award Agreement to be used for awards of the Company’s common stock as restricted stock units to each of the Company’s independent directors as part of their annual compensation. The form of Restricted Stock Unit Award Agreement is included as Exhibit 10.1 hereto and is incorporated in this Item 1.01 by reference.

Grants awarded pursuant to the form of Restricted Stock Unit Award Agreement will vest 13 months following the grant date, but shares of common stock will not be issued until certain events occur or upon specified dates as set forth in the form of Restricted Stock Unit Award Agreement.

Item 5.03.                                        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 21, 2013, the Company filed Articles of Amendment to the Company’s Ninth Articles of Amendment and Restatement with the Maryland State Department of Assessments and Taxation to effect a change of its name from “Behringer Harvard REIT I, Inc.” to “TIER REIT, Inc.” The Articles of Amendment, which were effective upon filing, are included as Exhibit 3.1 hereto and are incorporated in this Item 5.03 by reference.

An amendment to the Second Amended and Restated Bylaws of the Company, solely to reflect the change in the Company’s name, is included as Exhibit 3.2 hereto and is incorporated in this Item 5.03 by reference.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

On June 21, 2013, the Company held its annual meeting of stockholders.  At the annual meeting, our stockholders elected the five nominees listed below to serve on our Board of Directors until the next annual meeting of stockholders, and each will continue in office until his successor has been elected and qualified.  The votes cast with respect to each director were as follows:

Nominee	Votes For	Votes Withheld
Robert S. Aisner	130,571,633	21,602,825
Charles G. Dannis	131,052,371	21,122,087
M. Jason Mattox	130,924,741	21,249,717
Steven W. Partridge	131,195,374	20,979,084
G. Ronald Witten	131,007,325	21,067,133

The stockholders also ratified a non-binding advisory resolution approving the compensation of the Company’s named executive officers.  Stockholders cast 113,414,173 votes for and 26,846,290 against the resolution.  There were 11,913,995 abstentions.

The results of the stockholders vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers were as follows:  125,374,312 votes for every year, 5,491,436 votes for every two years and 5,263,671 for every three years.  There were 16,045,039 abstentions.

Item 7.01 Regulation FD Disclosure

On June 21, 2013, the Company issued a press release announcing the change in the Company’s name. A copy of the press release is included as Exhibit 99.1 hereto. The information included in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits:

Exhibit No.	Description

3.1	Articles of Amendment of the Company

3.2	Amendment to the Second Amended and Restated Bylaws of the Company

10.1	Form of Restricted Stock Unit Award Agreement under the Company’s 2005 Incentive Award Plan

99.1	Press release of TIER REIT, Inc., dated June 21, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIER REIT, INC.

Dated: June 25, 2013	By:	/s/ Telisa Webb Schelin
Telisa Webb Schelin
Senior Vice President — Legal, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment of the Company

3.2	Amendment to the Second Amended and Restated Bylaws of the Company

10.1	Form of Restricted Stock Unit Award Agreement under the Company’s 2005 Incentive Award Plan

99.1	Press release of TIER REIT, Inc., dated June 21, 2013